THE S&P 500(R) PROTECTED EQUITY FUND, INC.

                    Supplement dated March 13, 2001 to the
                       Prospectus dated January 31, 2001

         As of March 13, 2001, the common stock, par value $.10 per share, of The S&P 500(R) Protected Equity Fund, Inc. ceased trading on the New York Stock Exchange ("NYSE"). Accordingly, transactions in the common stock may no longer be effected on the NYSE. The common stock will continue to be quoted under the symbol "PEFX" on the Nasdaq National Market System.

Code # 19073-0101ALL